                                                                    EXHIBIT 23.2



                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of Retek Inc. of our report dated September 9, 1999, relating to the financial statements of Retek Logistics, Inc., which appears in the Retek Inc. Form S-1 (File No. 333-86841).



/s/ PricewaterhouseCoopers LLP

PRICEWATERHOUSECOOPERS LLP


San Diego, California
November 17, 1999